Exhibit 99.18

Dated 31 January 2014

CHARGE OVER SHARES

in

GLOBAL GEOPHYSICAL SERVICES, LTD.

between

GLOBAL GEOPHYSICAL SERVICES, INC.

as Grantor

and

TPG SPECIALTY LENDING, INC.
as Collateral Agent
for the Secured Parties

Cayman Financial Centre 36A Dr. Roy’s Drive P.O. Box 2510 George Town Grand Cayman KY1-1104 Cayman Islands Tel (345) 949 3344 Fax (345) 949 2888 Email info@stuartslaw.com

THIS CHARGE AND ASSIGNMENT is made on 31 January 2014

BETWEEN:

(1)	GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation of 13927 South Gessner Road, Missouri City, Texas 77489 (the "Grantor") and

(2)	TPG SPECIALTY LENDING, INC., a Delaware corporation of 888 7th Avenue, 4th Floor, New York, NY 10019 (the "Collateral Agent" for the benefit of the Secured Parties).

WHEREAS:

(A)
Pursuant to the provisions of Section 2.1 of the Security Agreement, the Grantor has granted a security interest in all of its assets to the Collateral Agent for the benefit of the Secured Parties and pursuant to item 7 of Schedule 5.16 the Financing Agreement (as defined below), the Grantor has agreed to enter into this Charge Assignment to better secure the security interest over the Charged Shares.

(B)	This Charge and Assignment is a "share mortgage" as described in item 7 of Schedule 5.16 the Financing Agreement.

IT IS AGREED as follows:

1	DEFINITIONS AND INTERPRETATION

1.1
In this Charge (except where the context otherwise requires) words and expressions shall have the same meanings assigned to them as defined in the Financing Agreement and the following words and expressions shall have the following meanings:

	"Charge"	means this deed of charge and assignment;

"Charged Shares"
means the Initial Shares and all and any other shares, warrants and other securities of any kind (including loan capital) of the Company now or at any time in the future beneficially owned by the Grantor or in which the Grantor has any interest (including any equity of redemption) which represent 65% of the total of any such other shares, warrants and other securities and all rights, benefits and advantages now or at any time in the future deriving from or incidental to any of the Charged Shares including, without limitation:-

(a)	all dividends, interest and other income paid or payable in relation to any Charged Shares; and

(b)
all shares, securities, rights, monies or other property accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, preference, option or otherwise in respect of any Charged Shares (including but not limited to proceeds of sale);

"Company"	means GLOBAL GEOPHYSICAL SERVICES, LTD., an exempted company incorporated with limited liability in the Cayman Islands with company number 154760;

"Event of Default”	has the meaning given to it in the Financing Agreement;

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"Financing Agreement"	means the Financing Agreement dated 30 September 2013, by and among (among others), the Grantor, the Collateral Agent and the Secured Parties;

"Initial Shares"	means the securities listed in Schedule 1 which represent 65% of all the issued shares in the Company and which are all registered in the name of the Grantor;

"Receiver"	has the meaning given to it in Clause 9;

"Secured Party"	means each of the Agents and Lenders as defined in the Financing Agreement;

"Secured Parties"	means all of the Agents and Lenders as defined in the Financing Agreement; and

"Security Interest"	means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

1.2	In this Charge:

1.2.1
any reference to a Recital, Clause or Schedule is to the relevant Recital, Clause or Schedule of or to this Charge and any reference to a sub-clause or paragraph is to the relevant sub-clause or paragraph of the Clause or Schedule in which it appears;

	1.2.2	the clause headings are included for convenience only and shall not affect the interpretation of this Charge;

	1.2.3	use of the singular includes the plural and vice versa;

	1.2.4	use of any gender includes the other genders;

1.2.5
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

1.2.6
references to any document or agreement are to be construed as references to such document or agreement as is in force for the time being and as amended, varied supplemented, substituted or novated from time to time.

1.3	The Recitals and Schedules form part of this Charge and shall have effect as if set out in full in the body of this Charge and any reference to this Charge includes the Recitals and Schedules.

2	COVENANT TO PAY AND PERFORM

The Grantor covenants with the Secured Parties, acting through the Collateral Agent, that it will pay, discharge and otherwise perform each of the Obligations when due.

3	CHARGE

3.1
The Grantor hereby charges to the Collateral Agent, for the benefit of the Secured Parties by way of first fixed charge as a continuing security for the payment and discharge of the Obligations, all its right, title, interest and benefit present and future in, to and under the Charged Shares subject to the provisions for release of this Charge set out below.

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3.2
Subject to Clauses 3.3 and 3.4, on the irrevocable and unconditional payment or discharge by or on behalf of the Grantor of the Obligations (other than contingent obligations as to which no claim has been made and Cash Management Obligations) in full and the termination of the Financing Agreement in accordance with the terms thereof, the Collateral Agent acting for and on behalf of the Secured Parties shall, at the request and cost of the Grantor, release this Charge.

3.3
Any receipt, release or discharge of any security created by this Charge or of any liability arising under this Charge may be given by an authorised officer of the Collateral Agent acting for and on behalf of the Secured Parties in accordance with the provisions of this Charge and shall not release or discharge the Grantor from any liability to the Secured Parties for the same or any other monies which may exist independently of this Charge. Where such receipt, release or discharge relates to only part of the Obligations such receipt, release or discharge shall not prejudice or affect any other part thereof nor any of the rights and remedies of the Secured Parties hereunder nor any of the obligations of the Grantor under this Charge.

3.4
Any release, discharge or settlement between the Grantor and the Secured Parties, acting through the Collateral Agent, shall be conditional upon no security, disposition or payment to any of the Secured Parties or the Collateral Agent or any other person being void, set aside or ordered to be refunded pursuant to any enactment or law relating to liquidation, administration or insolvency or for any other reason whatsoever and if such condition is not fulfilled the Secured Parties, acting through the Collateral Agent, shall be entitled to enforce this Charge as if such release, discharge or settlement had not occurred and any such payment not been made.

4	COVENANTS BY THE GRANTOR

The Grantor covenants that, for so long as any Obligation remains outstanding:

4.1	it shall forthwith and from time to time deposit with the Collateral Agent acting for and on behalf of the Secured Parties all certificates and other documents of title relating to the Charged Shares.

4.2
it shall deliver to the Collateral Agent acting for and on behalf of the Secured Parties as security in accordance with the terms of this Charge the following in form and substance reasonably acceptable to the Collateral Agent:

4.2.1	an original share certificate in respect of the Initial Shares;

4.2.2	a blank, signed and undated transfer in respect of the Initial Shares;

4.2.3	an executed and undated letter of resignation and related letter of authorisation from each director of the Company;

4.2.4	a memorandum signed by a director of the Company concerning the endorsement of a note of this Charge on the Register of Members of the Company;

4.2.5	a notice of charge addressed by the Grantor to the Company and countersigned by the Company;

4.2.6	a shareholder proxy in favour of the Collateral Agent; and

4.2.7	a certified copy of the special resolution passed by the Company on 31 January 2014 amending the restrictions on the transfer of shares in the Company;

4.3
it shall promptly pay (and shall indemnify the Secured Parties and the Collateral Agent on demand against) all calls, instalments and other payments which may be made or become due in respect of the Charged Shares and, in the Event of Default by the Grantor, the Secured Parties and/or the Collateral Agent may do so on behalf of the Grantor;

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4.4	it shall not, except with the written consent of the Collateral Agent or to the extent otherwise expressly permitted pursuant to the terms of the Financing Agreement:

4.4.1
create or permit to exist over all or part of the Charged Shares (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Charge) whether ranking prior to, pari passu with or behind the security contained in this Charge;

4.4.2
sell, transfer or otherwise dispose of the Charged Shares (including without limitation a repurchase of any of the Charged Shares by the Company) or any interest therein or attempt or agree to so dispose (other than under this Charge);

4.4.3	permit any person other than the Grantor, the Collateral Agent or the Collateral Agent's nominee or nominees to be registered as, or become the holder of, the Charged Shares; or

4.4.4
vote in favour of a resolution to amend, modify or change the memorandum and articles of association of the Company in any manner which would reasonably be expected to be adverse to the Secured Parties.

4.5
at any time after the occurrence and during the continuance of an Event of Default it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Charged Shares as the Collateral Agent acting for and on behalf of the Secured Parties may in its absolute discretion direct; and

4.6
unless directed in writing to do so by the Collateral Agent acting for and on behalf of the Secured Parties it shall not prove in a liquidation or winding up of the Company until all the Obligations are paid in full and if directed to prove by the Collateral Agent acting for and on behalf of the Secured Parties (or if the Grantor otherwise receives any payment or other benefit in breach of this sub-clause) the Grantor shall hold all monies and other assets received by it on account of the Charged Shares on trust for the Secured Parties, acting through the Collateral Agent, to satisfy the Obligations and shall immediately pay the same into the Collateral Account or as otherwise directed by the Collateral Agent acting for and on behalf of the Secured Parties.

5	REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to the Secured Parties and the Collateral Agent and undertakes, in each case, for the benefit of the Secured Parties and the Collateral Agent that:

5.1
as of the date hereof, the Grantor is the absolute sole legal and beneficial owner of all of the Initial Shares free of all Security Interests, encumbrances, trusts, equities and claims whatsoever (save those under this Charge or otherwise permitted pursuant to the terms of the Financing Agreement) and that all of the Initial Shares are fully paid up;

5.2
as of the date hereof, it is duly incorporated and in good standing under the laws of Delaware and has and will at all times have the necessary power to enter into and perform its obligations under this Charge and has duly authorised the execution and delivery of this Charge;

5.3
this Charge constitutes its legal, valid, binding and enforceable obligation (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability) and is a first priority security interest over the Charged Shares effective in accordance with its terms;

5.4
the execution, delivery, observance and performance by the Grantor of this Charge will not require the Grantor to obtain any licences, consents or approvals and will not result in any violation of any law, statute, ordinance, rule or regulation applicable to it;

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5.5
it has obtained all the necessary authorisations and consents to enable it to enter into this Charge and the necessary authorisations and consents will remain in full force and effect at all times during the substance of the security constituted by this Charge; and

5.6
the execution, delivery, observance and performance by the Grantor of the Charge will not constitute an event of default or trigger any enforcement under any Security Interest in the Grantor's assets nor will it result in the creation of any Security Interest (save those under this Charge) over or in respect of the present or future assets of the Company.

6	POWER OF ATTORNEY

The Grantor hereby irrevocably and by way of security for the payment of the Obligations and the performance of its obligations under this Charge appoints the Collateral Agent as its true and lawful attorney (with full power to appoint substitutes and to sub-delegate) on behalf of the Grantor and in the Grantor's own name or otherwise, at any time and from time to time, to:

6.1
sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Collateral Agent and its substitutes and sub-delegates may consider to be necessary or advisable to perfect or improve its security over the Charged Shares; or

6.2	to give proper effect to the intent and purposes of this Charge; or

6.3
upon the occurrence and during the continuance of an Event of Default, to enable or assist in any way in the exercise of any right or the enforcement thereof including any power of sale of the Charged Shares (whether arising under this Charge or implied by statute or otherwise).

7	ENFORCEMENT

7.1	Unless and until the occurrence and continuance of an Event of Default:

7.1.1	the Grantor shall be entitled to exercise all voting rights attaching to the Charged Shares or any thereof for all purposes not inconsistent with the purposes of this Charge, any of the Obligations;

7.1.2	the Grantor shall be entitled to receive and retain any dividends or other monies or assets in respect of the Charged Shares or any thereof.

7.2
The Grantor shall sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Collateral Agent acting for and on behalf of the Secured Parties may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the Collateral Agent acting for and on behalf of the Secured Parties:

7.2.1	to perfect or improve the Collateral Agent's title to and security over the Charged Shares;

7.2.2	upon the occurrence and during the continuance of an Event of Default, to vest the Charged Shares in the Collateral Agent or its or their nominee or nominees;

7.2.3
upon the occurrence and during the continuance of an Event of Default, to procure that the Collateral Agent or its or their nominee or nominees is registered in the Register of Members of the Company in respect of the Charged Shares;

7.2.4	upon the occurrence and during the continuance of an Event of Default, to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Charged Shares;

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7.2.5	upon the occurrence and during the continuance of an Event of Default, to sell or dispose of the Charged Shares; and/or

7.2.6	upon the occurrence and during the continuance of an Event of Default, otherwise to enforce any of the rights of the Secured Parties or the Collateral Agent under or in connection with this Charge.

8	RIGHTS OF THE SECURED PARTIES AND THE COLLATERAL AGENT AS TO SHARES

At any time after the occurrence and continuance of an Event of Default, the Secured Parties, acting through the Collateral Agent, shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

8.1
solely and exclusively to exercise all voting rights attaching to the Charged Shares or any thereof and shall exercise such rights in such manner as the Collateral Agent acting for and on behalf of the Secured Parties may in its absolute discretion determine; and/or

8.2
solely and exclusively to exercise all other rights and/or powers and/or discretions of the Grantor in, to and under the Charged Shares pursuant to the memorandum and articles of association of the Company; and/or

8.3
to receive and retain all dividends and other distributions made on or in respect of the Charged Shares or any thereof and any such dividends and other distributions received by the Grantor after such time shall be held in trust by the Grantor for the Secured Parties acting through the Collateral Agent and be immediately paid or transferred to the Collateral Account or as otherwise directed by the Collateral Agent acting for and on behalf of the Secured Parties to be applied towards the discharge of the Obligations; and/or

8.4
without notice to, or further consent or concurrence by, the Grantor to sell the Charged Shares or any part thereof by such method, at such place and upon such terms as the Collateral Agent acting for and on behalf of the Secured Parties may in its absolute discretion determine, with power to postpone any such sale and in any such case the Collateral Agent acting for and on behalf of the Secured Parties may exercise any and all rights attaching to the Charged Shares as the Collateral Agent acting for and on behalf of the Secured Parties in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

8.5
to date and deliver the documents delivered to it pursuant to this Charge hereof as it considers appropriate and to take all steps to register the Charged Shares in the name of the Collateral Agent or its nominee or nominees and to assume control as registered owner of the Charged Shares.

9	RECEIVER

9.1
At any time after the occurrence and during the continuance of an Event of Default the Collateral Agent acting for and on behalf of the Secured Parties may by writing without notice to the Grantor appoint one or more person or persons as the Collateral Agent acting for and on behalf of the Secured Parties thinks fit to be a receiver (the "Receiver") in relation to the Charged Shares. Where the Collateral Agent acting for and on behalf of the Secured Parties appoints two or more persons as Receiver, the Receivers may act jointly or independently.

9.2
The Receiver may take such action in relation to the enforcement of this Charge including, without limitation, to sell, charge or otherwise dispose of the Charged Shares, to exercise any powers, discretion, voting or other rights or entitlements in relation to the Charged Shares and generally to carry out any other action which he may in his sole discretion deem necessary in relation to the enforcement of this Charge.

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9.3	The Receiver shall have, in addition to the other powers set-out in this Clause, the following powers:

	9.3.1	power to take possession of, collect and get in the Charged Shares and, for that purpose, to take such proceedings as may seem to him to be expedient;

	9.3.2	power to raise or borrow money and grant security therefor over the Charged Shares;

	9.3.3	power to appoint an attorney or accountant or other professionally qualified person to assist him in the performance of his functions;

	9.3.4	power to bring or defend any action or other legal proceedings in the name of and on behalf of the Grantor in respect of the Charged Shares;

	9.3.5	power to do all acts and execute in the name and on behalf of the Grantor any document or deed in respect of the Charged Shares;

	9.3.6	power to make any payment which is necessary or incidental to the performance of his functions;

	9.3.7	power to make any arrangement or compromise on behalf of the Grantor in respect of the Charged Shares;

	9.3.8	power to rank and claim in the insolvency or liquidation of the Company and to receive dividends and to accede to agreements for the creditors of the Company;

	9.3.9	power to present or defend a petition for the winding up of the Company; and

	9.3.10	power to do all other things incidental to the exercise of the foregoing powers.

9.4
The Receiver shall be the agent of the Grantor and the Grantor alone shall be responsible for his acts and defaults and liable on any contracts made, entered into or adopted by the Receiver. Neither the Secured Parties nor the Collateral Agent shall be liable for the Receiver's acts, omissions, negligence or default, or be liable on contracts entered into or adopted by the Receiver.

10	APPLICATION OF MONIES

10.1	Each of the Secured Parties, acting through the Collateral Agent, (and any Receiver) shall apply the monies received by it as a result of the enforcement of the security:

10.1.1	firstly, in payment or satisfaction of the expenses related to enforcement of this security (including without limitation the fees and expenses of the Receiver); and

10.1.2	secondly, in accordance with the Financing Agreement.

10.2	Neither the Secured Parties nor the Collateral Agent shall be liable for any loss or damage occasioned by:

10.2.1	any sale or disposal of the Charged Shares or an interest in the Charged Shares; or

10.2.2	arising out of the exercise, or failure to exercise, any of its powers under this Charge; or

10.2.3	any neglect or default to pay any instalment or accept any offer or notify the Grantor of any such neglect or default; or

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10.2.4	any other loss of whatever nature in connection with the Charged Shares.

11	PROTECTION OF PURCHASERS

No purchaser or other person dealing with the Secured Parties or the Collateral Agent or its or their delegate or delegates or any Receiver shall be bound to see or inquire whether the right of the Secured Parties or the Collateral Agent or its or their delegate or delegates or any Receiver to exercise any of its powers has arisen or become exercisable or be concerned with notice to the contrary, or be concerned to see whether the delegation by the Secured Parties or the Collateral Agent pursuant to the terms of this Charge shall have lapsed for any reason or been revoked.

12	CONTINUING SECURITY AND NON-MERGER

12.1
The security constituted by this Charge shall be continuing and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Obligations or any other matter or thing whatsoever and shall be binding until all the Obligations have been unconditionally and irrevocably paid and discharged in full and the Financing Agreement shall have terminated in accordance with the terms thereof.

12.2
This Charge is in addition to and shall not merge with or otherwise prejudice or affect any banker's lien, right to combine and consolidate accounts, right of set-off or any other contractual or other right or remedy or any guarantee, lien, pledge, bill, note, charge or other security now or hereafter held by or available to the Secured Parties or the Collateral Agent.

13	RULING OFF ACCOUNT

If any of the Secured Parties or the Collateral Agent receives notice of any subsequent mortgage, charge, assignment, or other disposition affecting any account opened with the Secured Parties or the Collateral Agent by the Grantor, or any part thereof or interest therein, the Secured Parties or the Collateral Agent, as the case may be, may open a new account for the Grantor. If the Secured Parties or the Collateral Agent, as the case may be, does not open a new account then unless the Secured Parties or the Collateral Agent, as the case may be, gives express written notice to the contrary to the Grantor it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Grantor to the Secured Parties or the Collateral Agent, as the case may be, shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Grantor to the Secured Parties or the Collateral Agent, as the case may be, at the time when it received notice.

14	CURRENCY

For the purpose of, or pending the discharge of, any of the Obligations the Secured Parties, acting through the Collateral Agent, may, in their sole discretion, convert any moneys received, recovered or realised in any currency under this Charge (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into any other currency at such rate or rates of exchange and at such time as the Secured Parties, acting through the Collateral Agent, thinks fit.

No payment to the Secured Parties or the Collateral Agent, as the case may be, (whether under any judgment or court order or otherwise) shall discharge the Obligations in respect of which it was made unless and until the Secured Parties or the Collateral Agent, as the case may be, shall have received payment in full in the currency in which such Obligations were incurred and, to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such Obligations expressed in that currency, the Secured Parties and the Collateral Agent shall have a further separate cause of action against the Grantor and shall be entitled to enforce this Charge to recover the amount of the shortfall.

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15	COSTS

The Grantor shall on demand and on a full indemnity basis pay to the Secured Parties and the Collateral Agent the amount of all costs and expenses and other liabilities (including stamp duty, and legal and out-of-pocket expenses) which the Secured Parties and the Collateral Agent incurs in connection with:

15.1	the preparation, negotiation, execution and delivery of this Charge;

15.2	any actual or proposed amendment or waiver or consent under or in connection with this Charge;

15.3	any discharge or release of this Charge; or

15.4	the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of this Charge; or

15.5
dealing with or obtaining advice about any matter or question arising out of or in connection with enforcing the Secured Parties' and/or the Collateral Agent's exercise of its rights under this Charge.

16	VARIATION AND AMENDMENT

No variation of this Charge shall be valid unless it is in writing and signed by or on behalf of each of the parties.

17	ASSIGNMENT

17.1
The Grantor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Collateral Agent acting for and on behalf of the Secured Parties.

17.2
The Collateral Agent may assign or otherwise transfer the whole or any part of its benefits under this Charge as Collateral Agent to any person who becomes the Collateral Agent under the Financing Agreement and the expression "the Collateral Agent" wherever used herein shall be deemed to include the assignees and other successors, whether immediate or derivative, of the Collateral Agent, who shall be entitled to enforce and proceed upon this Charge in the same manner as if named herein. The Collateral Agent shall be entitled to disclose any information concerning the Grantor to any such assignee or other successor or any participant or proposed assignee, successor or participant.

18	ENTIRE AGREEMENT

This Charge constitutes the entire agreement and understanding of the parties and supersede any previous agreement between the parties relating to the subject matter of this Charge.

19	FURTHER ASSURANCE

The Grantor shall promptly execute all documents and do all things that the Collateral Agent acting for and on behalf of the Secured Parties may specify for the purpose of (a) securing and perfecting the security in favour of the Collateral Agent over or title of the Collateral Agent to all or any of the Charged Shares, or (b) upon the occurrence and during the continuance of an Event of Default, enabling the Secured Parties and/or the Collateral Agent to vest all or part of the Charged Shares in its or their name or in the names of its or their nominee(s), agent or any purchaser.

20	NOTICES

20.1
Without prejudice to any other method of service of notices and communications provided by law, a demand or notice under this Charge shall be in writing signed by an officer or agent of the Grantor or the Collateral Agent, as the case may be, and may be served in accordance with, and shall be governed by, Section 10.1 of the Financing Agreement.

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20.2
Notwithstanding the foregoing, any notice given to the Collateral Agent acting for and on behalf of the Secured Parties shall be deemed to have been given only on actual receipt by the Collateral Agent acting for and on behalf of the Secured Parties.

21	MISCELLANEOUS

21.1
All sums payable by the Grantor under this Charge shall be paid without any set-off, counterclaim, withholding or deduction whatsoever unless required by law in which event the Grantor will simultaneously with making the relevant payment under this Charge pay to the Collateral Agent acting for and on behalf of the Secured Parties such additional amount as will result in the receipt by the Collateral Agent of the full amount which would otherwise have been receivable and will supply the Collateral Agent promptly with evidence satisfactory to the Collateral Agent that the Grantor has accounted to the relevant authority for the sum withheld or deducted.

21.2
No delay or omission on the part of the Secured Parties or the Collateral Agent in exercising any right or remedy under this Charge shall impair that right or remedy or operate as or be taken to be a waiver of it nor shall any single, partial or defective exercise of any such right or remedy preclude any other or further exercise under this Charge of that or any other right or remedy.

21.3
The Secured Parties and the Collateral Agent's rights powers and remedies under this Charge are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law or otherwise and may be exercised from time to time and as often as the Secured Parties or the Collateral Agent, as the case may be, deems expedient.

21.4
Any waiver by the Collateral Agent of any terms of this Charge or any consent or approval given by the Secured Parties or the Collateral Agent, as the case may be, under it shall be effective only if given in writing and then only for the purpose and upon the terms and conditions (if any) on which it is given.

21.5
If at any time any one or more of the provisions of this Charge is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction neither the legality, validity or enforceability of the remaining provisions of this Charge nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

21.6
Any statement, certificate or determination of the Collateral Agent as to the Obligations or (without limitation) any other matter provided for in this Charge shall, in the absence of manifest error, be conclusive and binding on the Grantor.

22	LAW AND JURISDICTION

22.1	This Charge is governed by, and shall be construed in accordance with, the law of the Cayman Islands.

22.2
The Grantor irrevocably agrees for the exclusive benefit of the Secured Parties and the Collateral Agent that the courts of the Cayman Islands shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Charge and for such purposes irrevocably submits to the jurisdiction of such courts.

23	COUNTERPARTS

This Charge may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF this Charge has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by	)
GLOBAL GEOPHYSICAL SERVICES, INC.	)
)
	)	/s/ P. MATTHEW VERGHESE
	)	Name: P. Matthew Verghese
	)	Title: Senior Vice President and Chief Financial Officer
)

)
)
	)	/s/ RICHARD C. WHITE
	)	Name: Richard C. White
	)	Title: President and Chief Executive Officer
)

In the presence of:

____________________________Witness

EXECUTED AS A DEED by	)
TPG SPECIALTY LENDING, INC.	)
)
	)	____________________________
	)	Name:
	)	Title:
)
In the presence of:

____________________________Witness

SCHEDULE 1

Amount or number of Initial Shares	Description of Shares

65
Ordinary shares of US$1.00 par value in GLOBAL GEOPHYSICAL SERVICES, LTD., a Cayman Islands exempted company of the offices of Appleby Trust (Cayman) Ltd., P.O. Box 1350, Clifton House, 75 Fort Street, George Town, Grand Cayman, CAYMAN ISLANDS (the "Company") being 65% of the issued shares in the Company.

SHARE TRANSFER

The Undersigned, GLOBAL GEOPHYSICAL SERVICES, INC., (the "Transferor"), for value received does hereby transfer to __________________________ (the "Transferee"), the sixty five (65) shares or such other number of shares that represent 65% of the total issued shares in the Company from time to time standing in its name in the undertaking called Global Geophysical Services, Ltd. to hold the same unto the Transferee.

Signed by the Transferor

    /s/ P. MATTHEW VERGHESE
GLOBAL GEOPHYSICAL SERVICES, INC.
By P. Matthew Verghese
Senior Vice President and Chief Financial Officer

in the presence of:

______________________
Witness

Signed by the Transferee

______________________

in the presence of:

_______________________
Witness

Dated ______________________________

LETTER OF RESIGNATION

To:	The Secretary
GLOBAL GEOPHYSICAL SERVICES, LTD. Appleby Trust (Cayman) Ltd. P.O. Box 1350 Clifton House 75 Fort Street George Town Grand Cayman CAYMAN ISLANDS
Dated: ____________________

Dear Sirs

Letter of Resignation

I hereby resign as a director of Global Geophysical Services, Ltd. (the "Company") and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

This resignation is to be effective as at the date hereof.  You are hereby authorised to complete and date this letter by dating the same on the Business Day on which you are notified by TPG Specialty Lending, Inc., in its capacity as Collateral Agent (as defined in the Share Charge between Global Geophysical Services, Inc. and TPG Specialty Lending, Inc., in its capacity as Collateral Agent (the "Share Charge"), dated 31 day of January 2014), that an Event of Default (as defined in the Share Charge) has occurred.

Yours faithfully

__/s/ RICHARD C. WHITE_____________________
Richard C. White
Director

LETTER OF AUTHORISATION

To:                      TPG Specialty Lending, Inc., as Collateral Agent

Dated:  31 January 2014

Dear Sirs

Letter of Authorisation

I hereby authorise you to complete and date my letter of resignation as a director of Global Geophysical Services, Ltd. by dating the same at any time after an Event of Default has occurred (as defined in the Share Charge between Global Geophysical Services, Inc. and TPG Specialty Lending, Inc. dated 31 January 2014).

Yours faithfully

__/s/ RICHARD C. WHITE____________________
Richard C. White
Director

DIRECTORS' MEMORANDUM

GLOBAL GEOPHYSICAL SERVICES, LTD.
Appleby Trust (Cayman) Ltd.
P.O. Box 1350
Clifton House
75 Fort Street
George Town
Grand Cayman
CAYMAN ISLANDS
Dated:  31 January 2014

To:           TPG Specialty Lending, Inc., as Collateral Agent

Dear Sirs

Re: Share Charge

I confirm that we have been instructed by Global Geophysical Services, Inc. to make and have accordingly made an annotation of the existence of the Share Charge between Global Geophysical Services, Inc. and TPG Specialty Lending, Inc., as Collateral Agent, dated 31 day of January 2014 noting the existence of the security interests created in favour of TPG Specialty Lending, Inc., as Collateral Agent, by the Share Charge in the Register of Members of Global Geophysical Services, Ltd.

Yours sincerely

___/s/ RICHARD C. WHITE_____________________
Richard C. White
Director

NOTICE OF CHARGE

[ON GLOBAL GEOPHYSICAL SERVICES, INC.'S NOTEPAPER]

31 January 2014

To:           GLOBAL GEOPHYSICAL SERVICES, LTD.

Dear Sirs

Re: Share Charge

We hereby notify you that pursuant to a Share Charge between Global Geophysical Services, Inc. and TPG Specialty Lending, Inc., as Collateral Agent (together with its successors and assigns in such capacity, the "Collateral Agent"), dated 31 day of January 2014 (the "Share Charge"), we have granted a security interest over the 65 shares standing in our name in Global Geophysical Services, Ltd. and at any time after the Collateral Agent notifies you that an Event of Default (as defined in the Share Charge) has occurred you may take such steps to register any person or entity so designated by the Collateral Agent as the registered holder of the shares pursuant to the Share Charge.

Yours faithfully

___/s/ P. MATTHEW VERGHESE___________________
P. Matthew Verghese,
for and on behalf of
GLOBAL GEOPHYSICAL SERVICES, INC.

Acknowledged and agreed to:

__/s/ RICHARD C. WHITE______________________
Richard C. White,
for and on behalf of
GLOBAL GEOPHYSICAL SERVICES, LTD.

IRREVOCABLE PROXY

GLOBAL GEOPHYSICAL SERVICES, LTD.

The undersigned, GLOBAL GEOPHYSICAL SERVICES, INC., being the legal owner of sixty five (65) issued shares (the "Shares") in the share capital of Global Geophysical Services, Ltd. (the "Company"), a company incorporated in the Cayman Islands, hereby makes, constitutes and appoints TPG Specialty Lending, Inc. in its capacity as Collateral Agent (the "Attorney") as the true and lawful attorney and proxy of the undersigned with full power to appoint a nominee or nominees to act hereunder from time to time and to vote the Shares represented by the Share Certificate(s) of the Company at all general meetings of shareholders or stockholders of the Company with the same force and effect as the undersigned might or could do and to requisition and convene a meeting or meetings of the shareholders of the Company for the purpose of appointing or confirming the appointment of new directors of the Company and/or such other matters as may in the opinion of the Attorney be necessary or desirable for the purpose of implementing the Share Charge referred to below and the undersigned hereby ratifies and confirms all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The Shares have been charged to the Attorney pursuant to a Share Charge between Global Geophysical Services, Inc. and the Attorney dated 31 day of January 2014 (the "Share Charge").

This power and proxy is given to secure a proprietary interest of the donee of the power and is irrevocable and shall remain irrevocable as long as the Share Charge is in force.

IN WITNESS whereof this instrument has been duly executed this 31 January 2014 as a deed.

EXECUTED and	)
DELIVERED as a DEED by	)
GLOBAL GEOPHYSICAL SERVICES, INC.	)
)
	)	___/s/ P. MATTHEW VERGHESE_________
	)	Name: P. Matthew Verghese
	)	Title: Senior Vice President and Chief Financial
	)	Officer

)
)
)
	)	__/s/ RICHARD C. WHITE______________
	)	Name: Richard C. White
	)	Title: President and Chief Executive Officer

In the presence of:

____________________________Witness

SHAREHOLDERS' RESOLUTIONS

GLOBAL GEOPHYSICAL SERVICES, LTD.
(the "Company")

WRITTEN RESOLUTION OF THE SOLE SHAREHOLDER DATED 31 day of January 2014

The undersigned, being all the Shareholders of the Company, hereby resolve as SPECIAL RESOLUTIONS as follows:

1	THAT the following be added to the end of Article 10 of the Articles of Association (Non-Recognition of Trusts):

Provided that the Company shall recognise any interest of any person, including, without limitation TPG Specialty Lending, Inc. in its capacity as collateral agent (together with its successors and assigns in such capacity, the "Collateral Agent"), the Collateral Agent designates pursuant to the Share Charge between Global Geophysical Services, Inc. and the Collateral Agent dated 31 day of January 2014, to whom a shareholder grants a mortgage, charge or other security interest over its shares in the Company which is notified to the Company in writing by the shareholder or on the shareholder's behalf (a "Security Interest").

2	THAT the following be added to the end of Article 33 of the Articles of Association:

Provided that the Directors shall not register a transfer of any Shares which are subject to a Security Interest without the prior written consent of the person to whom the Security Interest is granted and further provided that the Directors shall register the Collateral Agent (or any persons or entities designated by the Collateral Agent) as the shareholder and any interest of any person, pursuant to the Share Charge between Global Geophysical Services, Inc. and TPG Specialty Lending, Inc. dated 31 day of January 2014, to whom a Security Interest is granted, following the enforcement of the Security Interest.

__/s/ P. MATTHEW VERGHESE___________________________
P. Matthew Verghese,
For and on behalf of
GLOBAL GEOPHYSICAL SERVICES, INC.